Corporate income taxes	6 Months Ended
Apr. 30, 2024
Text Block [Abstract]
Corporate income taxes
20.	Corporate income taxes
Tax Assessments
The Bank received reassessments totaling $1,556 million (January 31, 2024 – $1,555 million) of tax and interest as a result of the Canada Revenue Agency (CRA) denying the tax deductibility of certain Canadian dividends received during the 2011-2018 taxation years. The circumstances of the dividends subject to these reassessments are similar to those prospectively addressed by tax rules introduced in 2015 and 2018. The Bank has filed a Notice of Appeal with the Tax Court of Canada against the federal reassessment in respect of its 2011 taxation year. In addition, a subsidiary of the Bank received reassessments on the same matter in respect of its 2018 taxation year totaling $2 million of tax and interest.
A subsidiary of the Bank received withholding tax assessments from the CRA in respect of certain of its securities lending transactions for its 2014-2018 taxation years totaling $551 million (January 31, 2024 – $551 million) of tax, penalties and interest. The subsidiary has filed a Notice of Appeal with the Tax Court of Canada against the federal assessment in respect of its 2014-2018 taxation years.
In respect of both matters, the Bank is confident that its tax filing position was appropriate and in accordance with the relevant provisions of the Income Tax Act (Canada) and intends to vigorously defend its position.
Canadian Federal Tax Measures
On April 16, 2024, the Federal Budget was released and included certain tax measures affecting the Bank as well as a recommitment of previously announced measures contained in the Fall Economic Statement Implementation Act, Bill C-59, including the denial of the dividend received deduction for financial institutions. Of particular note were proposals to amend the capital gains inclusion rate from
50
% to
66.7
% for gains realized after June 24, 2024. These proposed tax measures are not yet substantively enacted; however, in anticipation of the new measures coming into effect, the Bank no longer claims the dividend received deduction from January 1, 2024.
Global Minimum Tax
The Organisation for Economic
Co-operation
and Development (OECD) published Pillar Two model rules in December 2021 as part of its efforts toward international tax reform. The rules aim to have large multinational enterprises, with consolidated revenues in excess of
€
750 million, pay a minimum effective tax
of 15
% in each jurisdiction they operate. OECD member countries are in the process of developing domestic tax legislation to implement the rules. On May 2, 2024, the Federal Government introduced Bill C-69 containing the proposed Global Minimum Tax (GMT) Act for Canada. Once enacted, the legislation will apply to the Bank from fiscal year 2025 onwards.
The IASB previously issued amendments to IAS 12
Income Taxes
introducing a temporary mandatory exception from the recognition and disclosure of deferred taxes related to the implementation of Pillar Two GMT rules, which the Bank has applied.
The Bank continues to assess the impact of presently enacted or substantively enacted legislation in applicable jurisdictions. The impact is not reasonably estimable at this time. Based on our current assessment, there are a limited number of jurisdictions where the transitional safe harbour does not apply. For the jurisdictions that the Bank cannot rely on the transitional safe harbour, the Bank is working on detailed calculations in accordance with the GMT rules.